Guinness Atkinson Funds

Guinness Atkinson Dividend Builder ETF
Ticker: DIVS

Exchange: NYSE Arca

Supplement dated January 20, 2026, to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated April 30, 2025, as amended July 3, 2025.

Reduction of Expense Limitation

Effective February 1, 2026 (the “Effective Date”), Guinness AtkinsonTM Asset Management, Inc. (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Guinness Atkinson Dividend Builder ETF (the “Fund”) from 0.65% to 0.45% of the average daily net assets of the Fund. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus, Summary Prospectus and SAI:

The “Fees and Expenses of the Fund” section with respect to the Fund beginning on page 13 of the Prospectus is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Guinness Atkinson Dividend Builder ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.45%
Distribution and Service (12b-1) Fees:		None
Other Expenses:		0.56%
Tax Expense	0.01%
All Other Expenses	0.55%
Total Annual Fund Operating Expense:		1.01%
Fee Waiver/Expense Reimbursement:[1]		(0.55)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[1]		0.46%

[1]	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, fees related to services for reclamation or collection of foreign taxes withheld, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual operating expenses to 0.45% through June 30, 2028.

Example

This Example is intended to help you compare the cost of investing in Guinness Atkinson Dividend Builder ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$184	$423	$1,110

The table under “Expense Cap through June 30, 2028” on page 70 of the Prospectus is deleted and replaced with the following:

Expense Cap through June 30, 2028
Guinness Atkinson Dividend Builder ETF	0.45%

As of the Effective Date, all additional references in the Fund’s Prospectus, Summary Prospectus and SAI to the expense limitation arrangement are revised as indicated above.

Please retain this Supplement with your records.